________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 24, 2006

GSR MORTGAGE LOAN TRUST 2006-OA1
(Exact name of Issuing Entity as specified in its charter)

GS MORTGAGE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

GOLDMAN SACHS MORTGAGE COMPANY
(Exact name of Sponsor as specified in its charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-OA1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $2,562,964,300 aggregate principal amount of Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX (the “Publicly Offered Certificates”) on August 24, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 3, 2006, as supplemented by the Prospectus Supplement dated August 23, 2006, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, Deutsche Bank National Trust Company, as Trustee and custodian, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, August 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class X and Class P Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain payment-option, adjustable rate, residential mortgage loans with a negative amortization feature with an aggregate outstanding principal balance of approximately $2,591,470,612 as of August 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

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Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.5.1
Master Servicing and Trust Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as Depositor, Deutsche Bank National Trust Company, as Trustee and Custodian and Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer

4.5.2	Standard Terms to Master Servicing and Trust Agreement (August 2006 Edition)
99.1
Second Amended and Restated Mortgage Loan Sale and Servicing Agreement dated as of May 1, 2006 between American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and Goldman Sachs Mortgage Company

99.2	Flow Servicing Agreement dated as of January 1, 2006 by and between Goldman Sachs Mortgage Company and Avelo Mortgage, L.L.C.
99.3	Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP
99.4	Amendment Reg AB, dated as of January 1, 2006, between GS Mortgage Corp. and Countrywide Home Loans, Inc.
99.5	Amended and Restated Servicing Agreement, dated as of November 1, 2005, between Goldman Sachs Mortgage Company and IndyMac Bank, F.S.B.
99.6
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.7
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.8
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Avelo Mortgage, L.L.C., as servicer

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99.9	Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor and Deutsche Bank National Trust Company, as assignee
99.10
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer

99.11
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans, Inc., as seller

99.12
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as seller

99.13
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and IndyMac Bank, F.S.B., as seller and servicer

99.14
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee, and IndyMac Bank, F.S.B., as seller and servicer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Dated: August 24, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.5.1
Master Servicing and Trust Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as Depositor, Deutsche Bank National Trust Company, as Trustee and Custodian and Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer

4.5.2	Standard Terms to Master Servicing and Trust Agreement (August 2006 Edition)
99.1
Second Amended and Restated Mortgage Loan Sale and Servicing Agreement dated as of May 1, 2006 between American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and Goldman Sachs Mortgage Company

99.2	Flow Servicing Agreement dated as of January 1, 2006 by and between Goldman Sachs Mortgage Company and Avelo Mortgage, L.L.C.
99.3	Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP
99.4	Amendment Reg AB, dated as of January 1, 2006, between GS Mortgage Corp. and Countrywide Home Loans, Inc.
99.5	Amended and Restated Servicing Agreement, dated as of November 1, 2005, between Goldman Sachs Mortgage Company and IndyMac Bank, F.S.B.
99.6
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.7
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.8
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Avelo Maortgage, L.L.C., as servicer

99.9	Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor and Deutsche Bank National Trust Company, as assignee
99.10
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer

99.11
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans, Inc., as seller

99.12
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as seller

99.13
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and IndyMac Bank, F.S.B., as seller and servicer

99.14
Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee, and IndyMac Bank, F.S.B., as seller and servicer